UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 19, 2014

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On Tuesday, November 25, 2014, Covenant Transportation Group, Inc., a Nevada corporation (the “Company”), closed the public offering of 3,036,000 shares of its Class A common stock, par value $0.01 per share (the “Shares”).  The closing included the full exercise of the Underwriters’ option to purchase up to an additional 396,000 Shares, at a public offering price of $22.00 per share, pursuant to an underwriting agreement dated November 19, 2014 (the “Underwriting Agreement”), among the Company and Stephens Inc. and BB&T Capital Markets, a division of BB&T Securities, LLC, as representatives of the several Underwriters.  The offering of the Shares was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-198975) (the “Registration Statement”), as supplemented by a preliminary prospectus supplement dated November 13, 2014, and a final prospectus supplement dated November 20, 2014.  The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto.

In connection with the offering and sale of the Shares, the following exhibits are being filed herewith to be incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1), (ii) the opinion of Scudder Law Firm, P.C., L.L.O., as to the validity of the Shares (Exhibit 5.1), and (iii) the consent of Scudder Law Firm, P.C., L.L.O. (Exhibit 23.1, contained in Exhibit 5.1).

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	1.1	Underwriting Agreement, dated November 19, 2014, among the Company and Stephens Inc. and BB&T Capital Markets, a division of BB&T Securities, LLC, as representatives of the several Underwriters.

	5.1	Opinion of Scudder Law Firm, P.C., L.L.O.

	23.1	Consent of Scudder Law Firm, P.C., L.L.O. (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: November 25, 2014	By:	/s/ Richard B. Cribbs
Richard B. Cribbs Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
EXHIBIT NUMBER	EXHIBIT DESCRIPTION

1.1	Underwriting Agreement, dated November 19, 2014, among the Company and Stephens Inc. and BB&T Capital Markets, a division of BB&T Securities, LLC, as representatives of the several Underwriters.

5.1	Opinion of Scudder Law Firm, P.C., L.L.O.

23.1	Consent of Scudder Law Firm, P.C., L.L.O. (included in Exhibit 5.1).